Offering Statement

Technology Convergence Company

April 18, 2024

GENERAL NOTICES

Investing in a crowdfunding campaign carries inherent risks. You should only commit funds to this offering if you are financially prepared to lose your entire investment.

When making an investment decision, investors must rely on their own assessment of the Company and the terms of the offering, taking into account both the potential rewards and the risks involved. No federal or state securities commission or regulatory authority has endorsed or approved these Securities. Moreover, such authorities have not evaluated the accuracy or sufficiency of this document.

The U.S. Securities and Exchange Commission (“SEC”) does not assess the merits of any Securities offered or the conditions of the Offering, nor does it evaluate the accuracy or comprehensiveness of any Offering documents or materials.

These Securities are being offered under an exemption from registration. However, the U.S. Securities and Exchange Commission has not independently verified that these Securities qualify for such an exemption.

INVESTING IN THESE SECURITIES COMES WITH SIGNIFICANT RISKS, AND IT MAY NOT BE SUITABLE FOR ALL INVESTORS. THERE ARE NUMEROUS UNCERTAINTIES ASSOCIATED WITH THIS OFFERING AND THE SECURITIES INVOLVED. THE SECURITIES OFFERED IN THIS CAMPAIGN ARE NOT PUBLICLY TRADED, AND THERE IS NO GUARANTEE THAT A PUBLIC MARKET FOR THEM WILL EVER EMERGE. AS SUCH, INVESTING IN THIS OFFERING IS HIGHLY SPECULATIVE. THESE SECURITIES SHOULD ONLY BE PURCHASED BY THOSE WHO CAN HANDLE THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD AND CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. PLEASE REFER TO THE “RISK FACTORS” SECTION IN THIS FORM C FOR MORE INFORMATION.

THE SECURITIES OFFERED IN THIS CAMPAIGN WILL HAVE TRANSFER RESTRICTIONS. INVESTORS CANNOT PLEDGE, TRANSFER, RESELL, OR DISPOSE OF THE SECURITIES EXCEPT IN ACCORDANCE WITH RULE 501 OF REGULATION CF. POTENTIAL INVESTORS SHOULD BE AWARE THAT THEY MAY NEED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD. ADDITIONALLY, THE SECURITIES MAY HAVE FURTHER TRANSFER RESTRICTIONS BEYOND THOSE IMPOSED BY FEDERAL, STATE, OR FOREIGN LAW.

THIS FORM C DOES NOT PROVIDE LEGAL, ACCOUNTING, OR TAX ADVICE, NOR IS IT SPECIFICALLY TAILORED TO YOUR INDIVIDUAL FINANCIAL SITUATION. INVESTORS SHOULD CONSULT THEIR OWN FINANCIAL ADVISORS, LEGAL COUNSEL, AND ACCOUNTANTS FOR GUIDANCE ON LEGAL, TAX, AND RELATED MATTERS CONCERNING THEIR INVESTMENT.

THIS OFFERING IS ONLY EXEMPT FROM REGISTRATION UNDER THE LAWS OF THE UNITED STATES AND ITS TERRITORIES. NO OFFER IS BEING MADE IN JURISDICTIONS NOT LISTED ABOVE. PROSPECTIVE INVESTORS ARE SOLELY RESPONSIBLE FOR DETERMINING THEIR ELIGIBILITY TO PARTICIPATE IN THIS OFFERING, INCLUDING OBSERVING ANY REQUIRED LEGAL FORMALITIES AND SEEKING CONSENT FROM THEIR LOCAL REGULATORS IF NECESSARY. THE INTERMEDIARY FACILITATING THIS OFFERING IS LICENSED AND REGISTERED ONLY IN THE UNITED STATES AND HAS NOT OBTAINED OR SOUGHT A LICENSE OR WAIVER OF THE NEED FOR SUCH A LICENSE IN ANY OTHER JURISDICTION. THE COMPANY, THE ESCROW AGENT, AND THE INTERMEDIARY EACH RESERVE THE RIGHT TO REJECT ANY INVESTMENT COMMITMENT MADE BY ANY POTENTIAL INVESTOR, WHETHER FOREIGN OR DOMESTIC.

ATTENTION TO FOREIGN INVESTORS

FOREIGN INVESTORS SHOULD NOTE THAT IT IS THEIR RESPONSIBILITY TO FULLY COMPLY WITH THE LAWS AND REGULATIONS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES WHEN PURCHASING SECURITIES. THIS INCLUDES OBTAINING NECESSARY

GOVERNMENTAL OR OTHER CONSENTS AND ADHERING TO ANY LEGAL OR OTHER REQUIRED FORMALITIES. WE RESERVE THE RIGHT TO DENY THE PURCHASE OF SECURITIES BY ANY FOREIGN INVESTOR.

NOTICE ABOUT THE ESCROW AGENT

THE ESCROW AGENT SERVICING THIS OFFERING HAS NOT EXAMINED THE DESIRABILITY OR ADVISABILITY OF INVESTING IN THIS OFFERING OR THE SECURITIES OFFERED HEREIN. THE ESCROW AGENT DOES NOT PROVIDE ANY REPRESENTATIONS, WARRANTIES, ENDORSEMENTS, OR JUDGMENTS ON THE MERITS OF THE OFFERING OR THE SECURITIES OFFERED. THE ESCROW AGENT’S INVOLVEMENT IN THE OFFERING IS LIMITED TO ACTING AS A SERVICE PROVIDER.

ABOUT THIS OFFERING STATEMENT

Investors should rely solely on the information provided in the Form C or this Offering Statement (collectively, “Form C”). We have not authorized anyone to give any information or make any representations other than those contained in this Form C, and only the Intermediary has been authorized to host this Form C and the Offering. If you come across different or inconsistent information, do not rely on it. We are not offering to sell, nor seeking offers to buy, the Securities in any jurisdiction where such offers and sales are not allowed. The information in this Form C and any documents incorporated by reference is accurate as of the respective document dates, regardless of when this Form C is delivered or when any Securities are issued or sold.

Descriptions of agreements or other documents provided here are summaries and are, therefore, necessarily selective and incomplete. They are qualified in their entirety by the actual agreements or documents. Before completing the purchase and sale of the Securities, the Company will give prospective Investors the opportunity to ask questions and receive answers from the Company and its management about the terms and conditions of this Offering and the Company. Potential purchasers of the Securities are referred to as “Investors” or “you” in this document.

When making an investment decision, you must rely on your own examination of the Company and the terms of the Offering, including the merits and risks involved. The Company’s statements in this Form C are based on information believed to be reliable, but no warranty can be made regarding the accuracy of such information or that circumstances have not changed since the date of this Form C. For example, our business, financial condition, results of operations, and prospects may have changed since the date of this Form C. The Company does not anticipate updating or revising this Form C or any other materials provided.

This Form C is submitted in connection with the Offering described herein and may not be reproduced or used for any other purpose.

FORWARD-LOOKING STATEMENTS

This Form C and any documents incorporated by reference contain forward-looking statements that are subject to risks and uncertainties. All statements, apart from those of historical fact or relating to present facts or current conditions, are forward-looking statements. Forward-looking statements express our current reasonable expectations and projections regarding our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by their lack of strict relation to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely,” and other words or terms with a similar meaning in discussions about future operating or financial performance or other events.

The forward-looking statements in this Form C and any documents incorporated by reference are based on reasonable assumptions we have made, considering our industry experience, perceptions of historical trends, current conditions, expected future developments, and other factors we believe are appropriate. As you read and consider this Form C, understand that these statements are not guarantees of performance or results. Although we believe these forward- looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance, causing it to differ materially from the performance anticipated in the forward-looking statements. If any of these risks or uncertainties materialize or if any of these assumptions prove incorrect or change, our actual operating and financial performance may vary significantly from the performance projected in these forward-looking statements.

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Investors are advised not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this Form C or any documents incorporated by reference are accurate only as of the date of those respective documents. Unless required by law, we are not obligated to publicly update any forward-looking statements for any reason after the date of this Form C or to conform these statements to actual results or changes in our expectations.

ELIGIBILITY

Technology Convergence Company, a Delaware corporation (the “Company”) certifies that all of the following statements are true:

●	The Company is organized under, and subject to, the laws of a State or territory of the United States or the District of Columbia.
●	The Company is not subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.
●	The Company is not an investment company registered or required to be registered under the Investment Company Act of 1940.
●	The Company is not ineligible to rely on this exemption under Section 4(a)(6) of the Securities Act as a result of a disqualification specified in Rule 503(a) of Regulation Crowdfunding.
●	The Company has filed with the SEC and provided to investors, to the extent required, the ongoing annual reports required by Regulation Crowdfunding during the two years immediately preceding the filing of this offering statement. Please note that the Company has not previously relied on Regulation Crowdfunding to offer or sell securities.
●	The Company is not a development stage company that (a) has no specific business plan or (b) has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies.
●	The Company has not previously failed to comply with the ongoing requirements of Rule 202 of Regulation Crowdfunding.

With respect to the issuer, any predecessor of the issuer, any affiliated issuer, any director, officer, general partner or managing member of the issuer, any beneficial owner of 20 percent or more of the issuer’s outstanding voting equity securities, calculated in the same form as described in Question 6 of this Question and Answer format, any promoter connected with the issuer in any capacity at the time of such sale, any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities, or any general partner, director, officer or managing member of any such solicitor:

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(1)	Has any such person been convicted, within 10 years (or five years, in the case of issuers, their predecessors and affiliated issuers) before the filing of this offering statement, of any felony or misdemeanor:

a.	in connection with the purchase or sale of any security? ☐ Yes ☒ No
b.	involving the making of any false filing with the Commission? ☐ Yes ☒ No
c.	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, funding portal or paid solicitor of purchasers of securities? ☐ Yes ☒ No

(2)	Is any such person subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the filing of the information required by Section 4A(b) of the Securities Act that, at the time of filing of this offering statement, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

a.	in connection with the purchase or sale of any security? ☐ Yes ☒ No
b.	involving the making of any false filing with the Commission? ☐ Yes ☒ No
c.	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, funding portal or paid solicitor of purchasers of securities? ☐ Yes ☒ No

(3)	Is any such person subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

a.	at the time of the filing of this offering statement bars the person from:

i.	association with an entity regulated by such commission, authority, agency or officer? ☐ Yes ☒ No
ii.	engaging in the business of securities, insurance or banking? ☐ Yes ☒ No
iii.	engaging in savings association or credit union activities? ☐ Yes ☒ No

b.	constitutes a final order based on a violation of law or regulation that prohibits fraudulent, manipulative or deceptive conduct and for which the order was entered within the 10-year period ending on the date of the filing of this offering statement? ☐ Yes ☒ No

(4)	Is any such person subject to an order of the Commission entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 that, at the time of the filing of this offering statement:

a.	suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer, investment adviser or funding portal? ☐ Yes ☒ No
b.	places limitations on the activities, functions or operations of such person? ☐ Yes ☒ No
c.	bars such person from being associated with any entity or from participating in the offering of any penny stock? ☐ Yes ☒ No

(5)	Is any such person subject to any order of the Commission entered within five years before the filing of this offering statement that, at the time of the filing of this offering statement, orders the person to cease and desist from committing or causing a violation or future violation of:

a.	any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act of 1940 or any other rule or regulation thereunder? ☐ Yes ☒ No
b.	Section 5 of the Securities Act? ☐ Yes ☒ No

(6)	Is any such person suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade? ☐ Yes ☒ No

Has any such person filed (as a registrant or issuer), or was any such person or was any such person named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before the filing of this offering statement, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is any such person, at the time of such filing, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued? ☐ Yes ☒ No

Is any such person subject to a United States Postal Service false representation order entered within five years before the filing of the information required by Section 4A(b) of the Securities Act, or is any such person, at the time of filing of this offering statement, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations? ☐ Yes ☒ No

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DIRECTORS AND OFFICERS

Directors of the Company

The following is information about each director (and any person occupying a similar status or performing a similar function) of the Company:

Ron Levy	Dates of Board Service: March 2024 –Present
Director

Officers of the Company

The following is information about each officer (and any person occupying a similar status or performing a similar function) of the Company:

Ron Levy	Dates of Service: January 2018 – Present
CEO

Jared Strasser	Dates of Service: March 2024 - Present
President

Work History of the Directors and Officers of the Company

Ron Levy

Ron Levy’s work history for at least the previous three years:

Employer:	The Crypto Company
Dates of Service:	June 2017 – Current
Title:	Chief Executive Officer

Jared Strasser

Jared Strasser’s work history for at least the previous three years:

Employer:	Technology Convergence Company (f/k/a Blockchain Training Alliance)
Dates of Service:	March 2023 – Current
Title:	President

Employer:	Blockapps
Dates of Service:	August 2022 – January 2023
Title:	Enterprise Blockchain Sales

Employer:	Pocket LLC
Dates of Service:	September 2020 – Current
Title:	Chief Executive Officer

Employer:	Ad Learning Exchange
Dates of Service:	November 2019 – August 2020
Title:	VP, Sales

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Principal Security Holders

As of the date of this Offering, the following is information on each person who is the beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power:

Name	Amount and Type or Class Held	Percentage Ownership
The Crypto Company	5,450,000 shares of Common Stock	100%

Business and Anticipated Business Plan

Description of the Business

The Company conducts business internationally and plans to distribute its products and services (see below) throughout the United States generally, and internationally.

The Technology Convergence Company (“TCC”) is a blockchain training provider, providing blockchain training globally through four modalities: (i) Instructors at classroom locations globally, (ii) Instructors onsite at customer’s location, (iii) Via WebEx led by an instructor with live labs, and (iv) On demand self-paced training courses. TCC also offers blockchain certification exams with Pearson VUE. Exams are proctored at over 7,000 testing locations globally.

TCC is led by a team with a pedigree in blockchain, and their role is very similar to that of industrial liaison in academia. Essentially, TCC forges a mutually beneficial partnership by educating top-tier consultants and Fortune 500 insiders, who then use that knowledge to advance their businesses and enhance industrial progress. This relationship is vital for boosting innovation, improving education, and helping society by aligning academic and industry goals.

TCC offers a transformative solution to companies in any market ripe for disruption, whether that be manufacturing, healthcare, government, life sciences, retail or many more. With its pedigree in blockchain technology and well-connected leadership team, TCC is in an enviable position.

The company plans to revolutionize traditional industries primed for a technological overhaul by leveraging its deep expertise in cutting-edge blockchain and AI technologies.

Business Plan

Technology Convergence Company’s anticipated business plan focuses on (i) applying TCC’s technology to improve education, and (ii) applying emerging technology to low-tech industries.

The Technology Convergence Company’s strategy is to use its deep industry knowledge around emerging technologies to build, partner, and acquire new and innovative technologies. In addition, Technology Convergence Company will capitalize on its expertise and integrate emerging technologies such as artificial intelligence, blockchain technologies, and machine learning into the growth strategies of traditional companies to help them grow exponentially.

Proposed Financing Methods and Timeline

The Company is seeking a minimum of $10,000 and up to $5 million in this Offering. The minimum investment per investor is $750.87 (which includes a bond investment of $729, and includes an Investor Fee of 3% ($21.87). Each investment will have the potential to earn 10.25% interest over a five-year term. If an investor invests within the first 30-days of the officering, such investor will be eligible to earn 11.25% interest. If an investor invests $5,000 or more after the first 30-days of the offering, such investor will be eligible to also earn 11.25% interest. If an investor invests $1,000 or more, such investor will be eligible to receive a $500 coupon towards Blockchain Training Alliance (BTA) education courses.

Business Model

With a mission to partner with or acquire companies possessing traditional product lines, Technology Convergence Company will apply its technological expertise to significantly enhance the financial performance of these businesses. This approach not only merges the intellectual property inherent in these partnerships or acquisitions but also magnifies the value of the businesses involved. Additionally, Technology Convergence Company is dedicated to developing its own international intellectual properties to further accelerate its growth.

At Technology Convergence Company, clients will find a dynamic team of industry operators, developers, and creative experts, all capable and exceptional in their fields. This team’s extensive background in education around emerging technology places Technology Convergence Company ahead in anticipating and adapting to industry evolutions. The Company’s ability to apply cutting-edge knowledge to traditional industries stems from its team’s vast experience in these areas. Through strategic partnerships and developing new products that address industry needs, Technology Convergence Company sees plenty of opportunities for financial growth.

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The Company’s Products and/or Services

Technology Convergence Company seeks to provide education for creators and innovators to help them grow exponentially. Our EdTech offerings utilize the latest cutting-edge technology to reach and help more people realize the benefits from understanding the latest emerging technologies such as artificial intelligence, blockchain technologies, and machine learning.

Competition

While the field of education in emerging technologies is vast, the Technology Convergence Company stands amongst the most well regarded. Our courses and certifications have been obtained by over ten of thousands of students from the largest companies in the world. The Company’s unique blend of education and practical application creates a sustainable competitive advantage. The Technology Convergence Company’s brand, impeccable delivery, engaging courses, and knowledge of these technologies puts it at a significant advantage to others in the space. We compete against companies like Blockchain Council, Coursera (blockchain course provider), and others.

Customer Base

Technology Convergence Company aims to engage a diverse and broad customer base, including but not limited to: (i) individual investors, (ii) people interested in emerging technology, (iii) income investors, and (iv) risk-tolerant bond investors.

Intellectual Property

Technology Convergence Company’s intellectual property (“IP”) is a key asset to our business. Our primary IP is our instruction videos, educational content, and upcoming learning management systems (LMS). We believe that protecting our IP rights will enhance the value of our business and provide a competitive advantage in the market.

However, it’s important to acknowledge that there are inherent risks associated with IP rights. Disputes could arise regarding the ownership or scope of these rights. Such disputes could result in significant legal expenses and could disrupt our ability to produce and distribute our products and services.

Additionally, while we will take all necessary steps to protect our IP, there is always a risk of unauthorized use or infringement of our rights. We may need to engage in litigation to enforce our rights, which could be costly and time- consuming.

Governmental/Regulatory Approval and Compliance

Technology Convergence Company may be subject to various local, state, and federal regulations and guidelines that govern the industry. At this time, no governmental approvals and specific compliance is required of the Company.

RISK FACTORS

Investing in crowdfunding carries inherent risks. You should avoid investing any funds in this offering if you cannot afford to lose your entire investment.

As an investor, you are solely responsible for assessing the issuer and the offering terms, and determining the merits and risks involved before making any investment decisions. Please be aware that these securities have not been recommended or approved by any federal or state securities commission or regulatory authority, and that these authorities have not verified the accuracy or adequacy of this document.

It’s worth noting that the U.S. Securities and Exchange Commission (SEC) does not evaluate the merits of any securities offered, nor do they assess the terms of the offering or the completeness of any offering documents or literature.

Although these securities are offered under an exemption from registration, the SEC has not independently verified that they are exempt from registration.

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Risks Related to the Company’s Business and Industry

Limited Operating History and Early-Stage Risks

The Company has a limited operating history, which makes it challenging to evaluate our performance and determine our potential for future success. As a new company, we are still in the early stages of implementing our business plan, and there is no guarantee that we will ever operate profitably. Investors must consider the risks that any early-stage company faces, including problems, expenses, difficulties, complications, and delays.

Global Crises and Geopolitical Events

Global crises and geopolitical events, can significantly impact our business operations and revenue projections.

Insufficient Funds to Sustain Current Business Plan

While we are attempting to raise capital through this offering, the amount we are seeking may not be enough to sustain our current business plan. We may need to procure additional funds to achieve our near and long-term goals. If we are unable to raise sufficient capital in the future, our operations may be in jeopardy, and we may be forced to cease operations and sell or otherwise transfer all or substantially all of our remaining assets, which could cause investors to lose all or a portion of their investment.

Difficulty in Obtaining Capital

The Company may encounter difficulties in obtaining capital from external sources. Our lack of revenues, combined with the inherent risks associated with our company and present and future market conditions, may make it challenging to raise the funds we need to execute our business strategy and conduct our operations. If we are unable to secure adequate funds, we may be forced to delay, reduce the scope of, or eliminate one or more of our development or marketing efforts, which could materially harm our business, financial condition, and results of operations.

Competitive Landscape:

The emerging technologies industry is a constantly evolving and highly competitive space. While the field of education in emerging technologies is vast, the Technology Convergence Company stands amongst the most well regarded. Our courses and certifications have been obtained by over ten of thousands of students from the largest companies in the world. The Company’s unique blend of education and practical application creates a sustainable competitive advantage. The Technology Convergence Company’s brand, impeccable delivery, engaging courses, and knowledge of these technologies puts it at a significant advantage to others in the space. We compete against companies like Blockchain Council, Coursera (blockchain course provider), and others.

Changes in Consumer Preferences:

In today’s fast-paced world, consumer preferences are constantly subject to change. This could potentially limit our success and profitability, as we may struggle to attract blockchain enthusiasts.

Dependence on Key Personnel

The success of the Company is heavily reliant on the talents and expertise of key personnel. Any unforeseen departure or unavailability of any of these key personnel may have a detrimental effect on the business, leading to increased costs. As such, the Company must ensure it has a backup plan in place to handle any unforeseen personnel issues.

Technological Advancements

The rapid evolution of technology poses a challenge and a need for the Company to adapt to new platforms and technologies to maintain its relevance and reach its target audience. Failure to adapt could result in reduced revenue. Additionally, the Company must ensure it can keep up with the technological advancements, which may require significant investments in technology and infrastructure.

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Economic Factors

Macroeconomic factors, such as economic downturns, may impact the emerging technologies industry and affect the potential profitability of the Company. The Company must be prepared to adjust to these economic factors to ensure its success. Failure to do so may result in increased costs or a lower return on investment.

Market Saturation

Market saturation may result in reduced interest in the Company or make it difficult for the Company to stand out among its competitors. As such, the Company must develop a unique and compelling service or product that differentiates it from others.

Legal and Regulatory Compliance

The Company is subject to various local, state, and federal regulations and guidelines. Non-compliance with applicable laws and regulations could lead to fines, penalties, or restrictions on the Company. The Company must comply with various laws and regulations, including but not limited to, those relating to labor and employment, health and safety, intellectual property, privacy, and environmental protection. The Company may also be subject to legal disputes, including lawsuits, arbitration, or regulatory investigations, which could result in significant legal expenses and adverse outcomes.

Cybersecurity Risks

The emerging technologies industry is increasingly reliant on technology and digital platforms. As such, the Company faces the risk of cybersecurity breaches or cyber-attacks that could compromise sensitive data or disrupt operations. Cybersecurity incidents could result in the theft or loss of intellectual property, confidential information, or financial assets, as well as reputational harm or legal liability. The Company must maintain robust cybersecurity measures, such as firewalls, encryption, and employee training, to mitigate the risk of cyber threats.

Force Majeure Events

The Company could be impacted by unforeseen events beyond the Company’s control, such as natural disasters, pandemics, terrorist attacks, or political instability. These events could lead to delays, increased costs, or disruptions. Force majeure events could also impact the availability of key personnel or resources necessary for the success of the Company’s business. The Company must plan for contingencies and develop risk management strategies to minimize the impact of force majeure events.

Regulation of Individual Data

The use of individually identifiable data by our business, our business associates, and third parties is regulated at the state, federal, and international levels. The regulation of individual data is changing rapidly, and in unpredictable ways. A change in regulation could adversely affect our business, including causing our business model to no longer be viable. Costs associated with information security – such as investment in technology, the costs of compliance with consumer protection laws and costs resulting from consumer fraud – could cause our business and results of operations to suffer materially. Additionally, the success of our online operations depends upon the secure transmission of confidential information over public networks, including the use of cashless payments. The intentional or negligent actions of employees, business associates, or third parties may undermine our security measures. As a result, unauthorized parties may obtain access to our data systems and misappropriate confidential data. There can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography or other developments will prevent the compromise of our customer transaction processing capabilities and personal data. If any such compromise of our security or the security of information residing with our business associates or third parties were to occur, it could have a material adverse effect on our reputation, operating results, and financial condition. Any compromise of our data security may materially increase the costs we incur to protect against such breaches and could subject us to additional legal risk.

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Sarbanes-Oxley Regulations

The Company is not subject to Sarbanes-Oxley regulations and may lack the financial controls and procedures of public companies. As a privately-held (non-public) Company, the Company is currently not subject to the Sarbanes Oxley Act of 2002, and its financial and disclosure controls and procedures reflect its status as a non-public company. However, this lack of regulatory oversight and financial controls could pose a significant risk to the Company’s operations.

The absence of Sarbanes-Oxley regulations may expose the Company to potential fraud or financial mismanagement, which could have a material adverse effect on the Company’s business, financial condition, and results of operations. The Company’s financial statements may not be audited by an independent accounting firm, and there may be limited public information available regarding the Company’s financial condition and performance.

In addition, the absence of regulatory requirements and financial controls could make it more difficult for the Company to attract investment and funding from investors, lenders, and other financial institutions. Potential investors may be hesitant to invest in the Company due to the lack of financial transparency and regulatory oversight, which could limit the Company’s ability to raise capital and execute its business plan.

Furthermore, as the Company grows and potentially becomes a public company, it will be subject to Sarbanes-Oxley regulations and other securities laws and regulations. The Company may incur significant costs and expenses to comply with these regulations, which could impact its financial performance and profitability.

Inadequate Insurance Coverage

The Company may be exposed to significant risks and liabilities that are not fully covered by insurance. The Company currently has insurance coverage for directors and officers of the Company. However, the coverage limits and terms of the insurance policies may not fully protect the Company from all potential risks and liabilities.

In addition, there may be certain types of risks and liabilities that are not insurable or that are prohibitively expensive to insure. If the Company is found to be liable for any such claims, the costs of defense and settlement or damages could be substantial and could exceed the limits of the Company’s insurance coverage. As a result, the Company may be required to pay significant amounts out of pocket, which could have a material adverse effect on its financial condition and results of operations.

Litigation and Regulatory Proceedings

The Company may be subject to litigation, regulatory proceedings, or other legal disputes that could have a material adverse effect on its business, financial condition, and results of operations. Legal disputes may arise from a variety of sources, including intellectual property disputes, breach of contract claims, employment disputes, and regulatory investigations.

Litigation and regulatory proceedings can be costly, time-consuming, and disruptive to the Company’s operations. The outcome of any legal dispute or regulatory proceeding is uncertain, and there can be no guarantee that the Company will be successful in defending itself or resolving the dispute.

Risks Related to the Offering

SEC Disclaimer

SEC Does Not Pass Upon the Merits of the Securities or Offering Terms. The U.S. Securities and Exchange Commission plays a vital role in regulating and overseeing the securities industry. However, it is important to note that the SEC does not pass upon the merits of the securities being offered or the terms of the offering. In other words, just because the Form C is accessible through the SEC’s EDGAR filing system does not mean that the SEC approves, endorses, or guarantees compliance with the offering. Investors should not solely rely on the accessibility of the Form C through the SEC’s website as a form of approval or endorsement.

Lack of Registration

The Offering and the Securities have not been registered under federal or state securities laws. This means that no governmental agency has reviewed or passed upon the Offering or the Securities. As a result, investors will not have access to the benefits available in registered offerings, such as audited quarterly and annual financial statements. Instead, investors must rely on the information provided in the Form C and accompanying exhibits to assess the adequacy of disclosure and fairness of the terms of the Offering.

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Discretionary Use of Proceeds

Investing in a company through an Offering can be a great opportunity to help grow the business while also potentially earning a return on investment. However, it is important to consider that the Company’s management has broad discretion in how it uses the net proceeds of the Offering. The Company has considerable discretion over how to allocate the funds. This means that investors may not have the opportunity to assess whether the proceeds are being used appropriately, making it important to carefully review the Form C and accompanying exhibits to understand how the Company plans to use the funds.

Investor Limits Determined by Company

The Company has the authority to restrict individual Investor commitment amounts based on its assessment of an Investor’s sophistication and ability to assume the risk of the investment. As a result, your desired investment amount may be limited or reduced based solely on the Company’s determination, and not in line with relevant investment limits set forth by Regulation CF rules. In addition, other Investors may receive larger allocations of the Offering based solely on the Company’s decision.

Offering Deadline Extension

The Company has the right to extend the Offering Deadline beyond the date stated in this Form C. This means that the Company may attempt to raise the maximum Target Offering Amount even after the Offering Deadline stated herein is reached. If the minimum ($10,000) Target Offering Amount is not achieved, your investment will be returned to you without interest or deduction. If the minimum ($10,000) Target Offering Amount is achieved, the Company will receive the funds and issue the Securities to you.

Early Closing and Investment Timing

The Company has the right to end the Offering early if the Target Offering Amount is met, but before the Offering Deadline. This means that your failure to participate in the Offering in a timely manner may prevent you from being able to invest in this Offering, and the Company may also limit the amount of capital it can raise during the Offering by ending the Offering early.

Multiple Closings

The Company can conduct multiple closings during the Offering if it meets certain terms and conditions. This allows the Company to draw down on a portion of Investor proceeds committed and captured in the Offering during the relevant period, subject to the terms of the Offering. Investors should note that this means they can make multiple investment commitments in the Offering, which may be subject to different cancellation rights. Additionally, if an intermediate close occurs and later a material change occurs as the Offering continues, Investors whose investment commitments were previously closed upon will not have the right to re-confirm their investment as it will be deemed to have been completed prior to the material change.

Risks Related to the Securities

Lack of Voting Rights

Investors in this Offering will not have any voting rights, except as is mandatory under Delaware law. This means that Investors will not be able to vote on matters such as the election of the Board of Directors, amendments to the Company’s organizational documents, or other matters that may be submitted to a vote of the Company’s stockholders. Investors will be largely powerless to influence decisions made by the Company’s management or to voice their opinion on key issues. Additionally, in the event of a corporate action such as a merger, acquisition or sale of substantially all assets, Investors will have little or no say in the outcome, which could result in a decision with which they disagree. This lack of voting rights could result in a lower level of investor engagement and satisfaction with the Company’s operations, which could in turn harm the Company’s reputation and future ability to raise capital. Investors should consider this lack of voting rights when making their investment decision.

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Restrictions on the Transferability of Securities

The Securities being offered in this Offering will not be freely tradable under the Securities Act. This means that the Securities may be subject to transfer restrictions and cannot be resold in the United States except pursuant to Rule 501 of Regulation Crowdfunding. Additionally, state securities regulations may also apply, so each Investor should consult with their attorney to understand the implications of transferring the Securities.

Furthermore, Investors should be aware of the long-term nature of their investment in the Company. There is not and likely will not ever be a public market for the Securities, and they have not been registered under the Securities Act or any state or foreign securities laws. This may limit the transferability of the Securities and adversely affect the price that Investors may be able to obtain for them in a private sale.

Each Investor in this Offering will be required to represent that they are purchasing the Securities for their own account and not with a view to resale or distribution.

Inspection Rights

Investors will not have the right to inspect the books and records of the Company or to receive financial or other information from the Company, other than as required by law. Other security holders of the Company may have such rights. Regulation Crowdfunding requires only the provision of an annual report on Form C and no additional information. Additionally, there are numerous methods by which the Company can terminate annual report obligations, resulting in no information rights, contractual, statutory or otherwise, owed to Investors. This lack of information could put Investors at a disadvantage in general and with respect to other security holders, including certain security holders who have rights to periodic financial statements and updates from the Company such as quarterly unaudited financials, annual projections and budgets, and monthly progress reports, among other things.

Capital Reinvestment Risks

There is no guarantee that the Company will be able to generate sufficient revenues or become profitable.

Investors should be aware that the Company’s business plan may require significant capital expenditures, which may reduce the Company’s cash position and limit its ability to pay dividends or make distributions to investors.

There can be no assurance that the Company will be able to achieve profitability or generate positive cash flow from its operations. Additionally, there is no guarantee that the Company will pay any dividends or make any distributions to its investors in the future. Investors should carefully consider these risks before making an investment in the Company.

Need for Additional Capital

The Company’s equity securities will be subject to dilution. The Company may be required to issue additional equity others in amounts that are uncertain at this time, and as a consequence holders of equity will be subject to dilution in an unpredictable amount. Such dilution may reduce the Investor’s control and economic interests in the Company.

The amount of additional financing needed by the Company will depend upon several contingencies not foreseen at the time of this Offering. Generally, additional financing (whether in the form of loans or the issuance of other securities) will be intended to provide the Company with enough capital to reach the next major corporate milestone. If the funds received in any additional financing are not sufficient to meet the Company’s needs, the Company may have to raise additional capital at a price unfavorable to their existing investors, including the holders of the Securities. The availability of capital is at least partially a function of capital market conditions that are beyond the control of the Company. There can be no assurance that the Company will be able to accurately predict the future capital requirements necessary for success or that additional funds will be available from any source. Failure to obtain financing on favorable terms could dilute or otherwise severely impair the value of the Securities.

Limited Inspection Rights and Information Disparity

Investors in this Offering will not have the right to inspect the company’s books and records or receive financial or other information beyond what is required by law. This lack of information could put investors at a disadvantage compared to other security holders who have more extensive rights to information. The company can also terminate its obligation to provide an annual report, which would further limit investors’ access to information.

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Dissolution or Bankruptcy

Investors should be aware that in the event of the dissolution or bankruptcy of the Company, they are not considered debt holders and therefore are unlikely to recover any proceeds. Instead, the holders of the Securities will be entitled to certain distributions consistent with the Company’s Certificate of Incorporation, as may be amended from time to time. However, such distributions will only occur once all creditors and more senior security holders have been paid in full. This means that there is a risk that holders of the Securities may not receive any distributions, or may receive only a fraction of the amount they invested, in the event of the Company’s dissolution or bankruptcy. Therefore, investors should carefully consider the risks associated with investing in the Securities and the possibility of losing some or all of their investment.

Issuance of Senior Securities

The Company may choose to issue other classes of securities, including preferred stock or debt securities, in the future, which may have a senior status to the Securities offered in this Offering. This means that the holders of such securities will have a higher priority of claims on the Company’s assets and earnings compared to the holders of the Securities. The issuance of such senior securities could significantly reduce the value of the Securities and/or substantially impair the Company’s ability to meet its obligations to holders of the Securities. The Company is not required to obtain the approval of the holders of the Securities before issuing additional securities, which may further dilute the ownership interest of the holders of the Securities.

No Guarantee of Return

Investing in the Company involves a high degree of risk and there is no guarantee that any Investor will realize a return on their investment or that they will not lose their entire investment. The Company is still in the early stages of development and has a limited operating history. Therefore, the likelihood of success must be considered in light of the risks, expenses, delays, and problems encountered in connection with the development of the business in a rapidly evolving market. Investors should carefully review all information provided in this Form C and its exhibits and consult with their attorney and business advisor before making any investment decision. Additionally, each Investor should be prepared to bear the economic risk of their investment in the Company for an indefinite period of time and should not plan to resell their Securities for the foreseeable future. The Company cannot guarantee that Investors will be able to sell their Securities when desired or that there will be any market for the Securities in the future. It is important that Investors understand that they may lose their entire investment and that they should only invest an amount of money that they can afford to lose without changing their lifestyle.

IN ADDITION TO THE RISKS LISTED ABOVE, RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN, OR WHICH WE CONSIDER IMMATERIAL AS OF THE DATE OF THIS FORM C, MAY ALSO HAVE AN ADVERSE EFFECT ON OUR BUSINESS AND RESULT IN THE TOTAL LOSS OF YOUR INVESTMENT.

Tax Risks

C Corporations Generally

As a C corporation, the Company’s tax structure has both advantages and disadvantages for investors. On the one hand, the C corporation status provides liability protection, while on the other hand, the C corporation status entails certain tax risks and implications that investors should be aware of before making an investment decision.

THE FOREGOING TAX RISKS ARE INTENDED TO BE A BRIEF SUMMARY ONLY AND DO NOT PURPORT TO BE A COMPLETE ANALYSIS OF ALL TAX CONSIDERATIONS THAT MAY BE RELEVANT TO AN INVESTOR’S DECISION TO PURCHASE THE SECURITIES. EACH INVESTOR SHOULD CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN THE SECURITIES, INCLUDING THE APPLICATION OF STATE, LOCAL, AND FOREIGN TAX LAWS, AS WELL AS POSSIBLE CHANGES IN TAX LAWS THAT COULD AFFECT THE INVESTMENT. THE COMPANY MAKES NO REPRESENTATION REGARDING THE TAX CONSEQUENCES OF AN INVESTMENT IN THE SECURITIES OR ANY PARTICULAR TAX TREATMENT THAT MAY BE AVAILABLE TO INVESTORS.

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The Offering

The purpose of the Offering is to raise a minimum of $10,000 and up to $5,000,000 for Company operations and to obtain funds for the use of proceeds as set out below.

The Offering is being made through DealMaker Securities LLC (the “Intermediary”). The Intermediary will be entitled to receive fees related to the purchase and sale of the Securities. The rights and obligations of any Purchasers of the Securities must complete the purchase process through the Intermediary. All committed funds will be held in escrow with Enterprise Bank & Trust, a Missouri chartered trust company with banking powers (the “Escrow Agent”) until the Target Offering Amount has been met or exceeded and one or more closings occur. You may cancel an investment commitment until up to 48 hours prior to April 18, 2025 (the “Offering Deadline”), or such earlier time as the Company designates, pursuant to Regulation CF, using the cancellation mechanism provided by the Intermediary. The Intermediary has the ability to reject any investment commitment and may cancel or rescind the Company’s offer to sell the Offered Shares at any time for any reason.

Investors will be required to pay an Investor Fee of 3% to the Company at the time of the subscription to help offset transaction costs. There will not be any interest paid to the investor on the amount paid associated with this fee. The Broker will receive a cash commission on this fee.

Use of Proceeds

The Company reserves the right to alter the use of proceeds described below in its sole discretion. As of the date of the Offering, the Company expects to use proceeds from the Offering as follows:

	If Minimum Offering Amount Sold*	If Minimum Offering Amount Sold	If Maximum Offering Amount Sold*	If Maximum Offering Amount Sold
Use of Proceeds	Amount	Percentage	Amount	Percentage
Payroll	$5,150	51.5%	$630,000	12.6%
Web Costs	$3,000	30%	$510,000	10.2%
Marketing and Advertising	$1,000	10%	$960,000	19.2%
Research & Development	$0	0%	$415,000	8.3%
Growth Initiatives	$0	0%	$2,060,000	41.2%
Intermediary Fees	$850	8.5%	$425,000	8.5%
Total	$10,000		$5,000,000

*The above amounts are rounded up and down to the nearest whole dollar for ease of presentation.

Below is a brief summary of the expected use of proceeds for each category listed above.

How to make an Investment

Investment Confirmation Process. In order to purchase the Securities, you must make a commitment to purchase by completing the subscription process hosted by the Intermediary, including complying with the Intermediary’s know your customer (KYC) and anti-money laundering (AML) policies. If an Investor makes an investment commitment under a name that is not their legal name, they may be unable to redeem their Security indefinitely, and neither the Intermediary nor the Company are required to correct any errors or omissions made by the Investor.

Investor funds will be held in escrow with the Escrow Agent until the Target Offering Amount has been met or exceeded and one or more closings occur. Investors may cancel an investment commitment until up to 48 hours prior to the Offering Deadline, or such earlier time as such earlier time the Company designates pursuant to Regulation CF, using the cancellation mechanism provided by the Intermediary. If an investor does not cancel an investment commitment before the 48-hour period prior to the Offering Deadline, the funds will be released to the issuer upon closing of the offering and the investor will receive securities in exchange for his or her investment.

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The Company will notify Investors when the Target Offering Amount has been reached. If the Company reaches the Target Offering Amount prior to the Offering Deadline, it may close the Offering early provided (i) the expedited Offering Deadline must be twenty-one (21) days from the time the Offering opened, (ii) the Company must provide at least five (5) business days’ notice prior to the expedited Offering Deadline to the Investors and (iii) the Company continues to meet or exceed the Target Offering amount on the date of the expedited Offering Deadline.

Investors will receive periodic notifications regarding certain events pertaining to this Offering, such as the Company reaching its Offering Target Amount, the Company making an early closing, the Company making material changes to its Form C, and the Offering closing at its target date.

Material Changes to the Offering

If the Company makes a material change to the Offering terms or other information disclosed herein, including a change to the Offering deadline, investors will be given five business days to reconfirm their investment commitment. If investors do not reconfirm, their investment will be cancelled, and the funds will be returned.

How to Cancel an Investment Commitment

Investors will have up to 48 hours prior to the end of the Offering period to change their minds and cancel their investment commitments for any reason. Once the offering period is within 48 hours of ending, investors will not be able to cancel for any reason, even if they make a commitment during this period. Investors may cancel by emailing: help@dealmakersecurities.com.

Investor Limitations

Investors are limited in how much they can invest in crowdfunding offerings during any 12-month period. The limitation on how much they can invest depends on their net worth (excluding the value of their primary residence) and annual income. If either their annual income or net worth is less than $124,000, then during any 12-month period, they can invest up to the greater of either $2,500 or 5% of the greater of their annual income or Net worth. If both their annual income and net worth are equal to or more than $124,000, then during any 12-month period, they can invest up to 10% of annual income or net worth, whichever is greater, but their investments cannot exceed $124,000. If the investor is an “accredited investor” as defined under Rule 501 of Regulation D under the Securities Act, as amended, no investment limits apply

OWNERSHIP AND CAPITAL STRUCTURE

Terms of the Offering

The company is conducting an offering with a minimum goal of $10,000.27 (the “Target Offering Amount”) and a maximum goal of $5,000,000 (the “Maximum Offering Amount”) for the sale of bonds (the “Securities”), which both include a 3% Investor Processing Fee as outlined in this Form C and Offering Statement (the “Offering”). The minimum individual subscription amount is $750.87, which consists of the purchase of a bond for $729.00 and includes the Investor Processing Fee of $21.87 (3%). The Company has the right to modify the minimum individual investment amount at its discretion. To successfully complete this Offering, the Company must raise an amount equal to or greater than $10,000.27 by the deadline of the offering, which is April 18, 2025 (the “Offering Deadline”). If the Company does not receive sufficient investment commitments that are fully paid and meet all other requirements of this Offering by the Offering Deadline, no Securities will be sold, all investment commitments will be canceled, and all committed funds will be returned.

Investors will be required to pay an Investor Processing Fee of 3% to the Company at the time of the subscription to help offset transaction costs. There will not be any interest paid to the investor on the amount paid associated with this fee. The Broker will receive a cash commission on this fee.

General Economic Terms

The Securities entitle the holder to receive interest and a re-payment of the amount paid for the Securities. The interest to be earned by the holder is a minimum of 10.25% interest over a term of five years, at which time the Securities will be re-paid.

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Additional Optional Perks

Investors that invest within the first thirty days* of the Offering or invest $5,000 or more after the first thirty days of the Offering are eligible to receive 11.25% interest on their investment.

* Time-based Perks begin on the day this Offering is launched (the “Launch Date”) through 11:59 pm Eastern Daylight Time (“EDT”) on the 30th day (03:59 am Coordinated Universal Time (“UTC”).

Voting

Holders of the Securities will NOT be entitled to vote on any matter.

Transfer Restrictions

The securities being offered may not be transferred by any purchaser of such securities, unless such securities are transferred: (1) to the issuer; (2) as part of an offering registered with the U.S. Securities and Exchange Commission; or (3) to a member of the family of the purchaser or the equivalent, to a trust controlled by the purchaser, to a trust created for the benefit of a member of the family of the purchaser or the equivalent, or in connection with the death or divorce of the purchaser or other similar circumstance.

Description of the Company’s Securities

The following is a summary of the Company’s capitalization structure as of the date of the Offering:

Class and Series of Security	Securities Authorized	Securities Outstanding	Voting Rights
Common Stock	60,000,000	5,450,000	Yes
Preferred Stock	40,000,000	0	Yes

The Company has adopted a 2018 Omnibus Equity Inventive Compensation Plan with a total of four million (4,000,000) shares of Common Stock available for the grant of awards under the Plan.

What are the differences between the Securities being offered and those listed above?

The bonds being offered do not entitle any holder to a vote in the Company. The reasoning for this is to allow the Company to operate efficiently, without obtaining consent from a large number of investors. However, this means that Investors will be subject to the decisions of the shareholders. While the Company believes that certain preferences granted to other holders in the Company and the limitations of Company action without their consent will generally assist in providing protection for the holders, however, their interests may not align.

The bond holders will also not be entitled to participate in any vote to consent to the repurchase of any shares of the Company and will be subject to decisions by the other holders. Moreover, the Company may sell, liquidate, dissolve or wind-up the business without the consent of the holders, however, the Company must receive the majority of the holders of voting stock.

17

How are the Securities being valued?

Each investor can invest as little as $750.87, which includes a 3% Investor Processing Fee. The investment consists of $729, which will be the amount subject to the calculation of interest, and the remaining $29.87 will be the Investor Processing Fee. Interest begins accruing as soon as the investment is accepted by the Company. Each investment will be subject to a 10.25% or 11.25% cash return each year for a term of five years, depending on the timing of the investment commitment and the total amount invested. The higher interest rate is applicable for those investors who complete their investment in the first thirty days of the offering or make an investment of $5,000.65, which includes the 3% Investor Processing Fee, or more at least 30 days* after the offering has launched. The investment consists of $4,855, which will be the amount subject to the calculation of interest, and the remaining $145.56 will be the Investor Processing Fee. The Investor Processing Fee is not subject to interest. Investors are encouraged to thoroughly evaluate the Company and this Form C and Offering Statement to determine for themselves whether the investment is appropriate.

* Time-based Perks begin on the Launch Date through 11:59 pm EDT on the 30th day (03:59 am UTC).

Transactions with Related Parties

The investor should be aware that there will be occasions when the Company may encounter potential conflicts of interest in its operations. On any issue involving conflicts of interest, the executive management of the Company will be guided by their good faith judgement as to the Company’s best interests. The Company may engage in transactions with affiliates, subsidiaries or other related parties, which may be on terms which are not arm’s-length but will be in all cases consistent with the duties of the management of the Company to its interest holders or its note holders (if any, with respect to the note holders). By acquiring the Securities, the investor will be deemed to have acknowledged the existence of any such actual or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Material Debt of the Company

The Company does not currently have any material debt outstanding.

Previous Offerings of Securities

During the previous three years, the Company has sold no securities.

Was or is the issuer or any entities controlled by or under common control with the issuer party to any transaction since the beginning of the issuer’s last fiscal year, or any currently proposed transaction, where the amount involved exceeds five percent of the aggregate amount of capital raised by the issuer in reliance on Section 4(a)(6) of the Securities Act during the preceding 12-month period, including the amount the issuer seeks to raise in the current offering, in which any of the following persons had or is to have a direct or indirect material interest:

(1)	any director or officer of the issuer;
(2)	any person who is, as of the most recent practicable date, the beneficial owner of 20 percent or more of the issuer’s outstanding voting securities, calculated on the basis of voting power;
(3)	if the issuer was incorporated or organized within the past three years, any promoter of the issuer; or
(4)	any immediate family member of any of the foregoing persons.

No to each of the foregoing.

FINANCIAL CONDITION OF THE COMPANY

The Company was formed on January 18, 2018 and acquired in 2021. Audited financials for the years ended December 31, 2022 and December 31, 2023 are provided and attached hereto as Exhibit A. Please note that the information provided above regarding raising capital is accurate as of the date of this Offering. You should read the following discussion and analysis of our financial condition together with our financial statements and related notes.

Due to the Company’s limited operating history and transitioning operations, the Company has limited capital available to it. The funds used in this Offering will be used for payroll expenses, web costs, marketing and advertisement, research and development, growth initiatives, and fees for the Intermediary. We believe the funds of this Offering are critical to our operations and the viability of the Company.

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Revenue

The Company recorded a gross margin of $(77,517) in 2023 and $65,351 in 2022. Despite the decrease in cost of services from 2022 to 2023, the revenue generated from services provided decreased from 2022 to 2023.

Operating Expenses

The Company recorded total operating expenses of $189,308 for 2023 and $183,919 for 2022, which comprises general and administrative expenses.

Net Income (Loss)

Accordingly, the Company’s net loss was $277,386 for 2023 and $118,568 for 2022.

Plan of Operations

Our primary goal for this year is fundraising to ensure success in what is typically a capital intensive industry. Following raising sufficient funds, we believe we will be able to focus on operations, hiring key personnel, working on partnership and technology access, and research and development.

Liquidity and Capital Resources

As of December 31, 2023, the Company had $15,059 in cash and cash equivalents on hand.

We believe that the proceeds from this Offering, together with our cash and cash equivalent balances will be adequate to meet our liquidity and capital expenditure requirements for the immediate future.

OTHER MATERIAL INFORMATION

All information that is material as determined by the Company’s management team has been disclosed herein. Investors are encouraged to thoroughly review all information contained herein, together with all attachments and exhibits.

TAX MATTERS

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH THEIR OWN TAX AND ERISA ADVISOR AS TO THE PARTICULAR CONSEQUENCES TO THE INVESTOR OF THE PURCHASE, OWNERSHIP AND SALE OF THE INVESTOR’S SECURITIES, AS WELL AS POSSIBLE CHANGES IN THE TAX LAWS.

TO ENSURE COMPLIANCE WITH THE REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY TAX STATEMENT IN THIS FORM C CONCERNING UNITED STATES FEDERAL TAXES IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING ANY TAX-RELATED PENALTIES UNDER THE UNITED STATES INTERNAL REVENUE CODE. ANY TAX STATEMENT HEREIN CONCERNING UNITED STATES FEDERAL TAXES WAS WRITTEN IN CONNECTION WITH THE MARKETING OR PROMOTION OF THE TRANSACTIONS OR MATTERS TO WHICH THE STATEMENT RELATES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Potential Investors who are not United States residents are urged to consult their tax advisors regarding the United States federal income tax implications of any investment in the Company, as well as the taxation of such investment by their country of residence. Furthermore, it should be anticipated that distributions from the Company to such foreign investors may be subject to United States withholding tax.

EACH POTENTIAL INVESTOR SHOULD CONSULT THEIR OWN TAX ADVISOR CONCERNING THE POSSIBLE IMPACT OF STATE TAXES.

Ongoing Reporting

Following the first sale of the Securities, the Company will file a report electronically with the Securities & Exchange Commission annually and post the report on its website, no later than 120 days after the end of the Company’s fiscal year.

The Company must continue to comply with the ongoing reporting requirements until:

(1)	the Company is required to file reports under Section 13(a) or Section 15(d) of the Exchange Act;
(2)	the Company has filed at least three annual reports pursuant to Regulation CF and has total assets that do not exceed $10,000,000;
(3)	the Company has filed at least one annual report pursuant to Regulation CF and has fewer than 300 holders of record;
(4)	the Company or another party repurchases all of the Securities issued in reliance on Section 4(a)(6) of the Securities Act, including any payment in full of debt securities or any complete redemption of redeemable securities; or
(5)	the Company liquidates or dissolves its business in accordance with applicable state law.

Neither the Company nor any of its predecessors (if any) previously failed to comply with the ongoing reporting requirement of Regulation CF.

ADDITIONAL INFORMATION

The summaries of, and references to, various documents in this Form C do not purport to be complete and in each instance reference should be made to the copy of such document which is either an appendix to this Form C or which will be made available to Investors and their professional advisors upon request.

Prior to making an investment decision regarding the Securities described herein, prospective Investors should carefully review and consider this entire Form C. The Company is prepared to furnish, upon request, a copy of the forms of any documents referenced in this Form C. The Company’s representatives will be available to discuss with prospective Investors and their representatives and advisors, if any, any matter set forth in this Form C or any other matter relating to the Securities described in this Form C, so that prospective Investors and their representatives and advisors, if any, may have available to them all information, financial and otherwise, necessary to formulate a well- informed investment decision. Additional information and materials concerning the Company will be made available to prospective Investors and their representatives and advisors, if any, at a mutually convenient location upon reasonable request.

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SIGNATURE

Pursuant to the requirements of Sections 4(a)(6) and 4A of the Securities Act of 1933 and Regulation Crowdfunding (§ 227.100 et seq.), the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form C and has duly caused this Form to be signed on its behalf by the duly authorized undersigned.

/s/ Ron Levy
(Signature)

Ron Levy
(Name)

Director and CEO
(Title)

Pursuant to the requirements of Sections 4(a)(6) and 4A of the Securities Act of 1933 and Regulation Crowdfunding (§ 227.100 et seq.), this Form C has been signed by the following persons in the capacities and on the dates indicated.

/s/ Jared Strasser
(Signature)

Jared Strasser
(Name)

President
(Title)

April 18, 2024
(Date)

/s/ Ron Levy
(Signature)

Ron Levy
(Name)

Director and CEO
(Title)

April 18, 2024
(Date)

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Exhibit A

BLOCKCHAIN TRAINING ALLIANCE, INC.

BALANCE SHEET

	December 31, 2023	December 31, 2022

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$15,059	$7,426
Accounts receivable, net	-	-
Total current assets	15,059	7,426
Goodwill	36,152	36,152
TOTAL ASSETS	$51,211	$43,578

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$14,648	$6,585
Notes payable, net	-	9,515
Total current liabilities	14,648	16,100
TOTAL LIABILITIES	14,648	16,100

STOCKHOLDERS’ EQUITY
Common stock, $0.0001 par value; 5,450,000 shares issued and outstanding	545	545
Additional paid-in-capital	568,493	282,022
Accumulated deficit	(532,475)	(255,089)
TOTAL STOCKHOLDERS’ EQUITY	36,563	27,478
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$51,211	$43,578

The accompanying notes are an integral part of the financial statements.

BLOCKCHAIN TRAINING ALLIANCE, INC.

STATEMENTS OF OPERATIONS

	For the twelve months ended
	December 31, 2023	December 31, 2022

Revenue:
Services	$361,877	$576,798
Cost of services	439,394	511,447
Gross margin	(77,517)	65,351

Operating expenses:
General and administrative expenses	189,308	183,919
Total Operating Expenses	189,308	183,919

Operating loss	(266,824)	(118,568)

Interest expense	10,562	-

Loss before provision for income taxes	(277,386)	(118,568)
Provision for income taxes	-	-
Net income(loss)	(277,386)	(118,568)

The accompanying notes are an integral part of the financial statements.

BLOCKCHAIN TRAINING ALLIANCE, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common stock		Additional paid-in-	Accumulated	Total Stockholders’
	Shares	Amount	capital	Deficit	Equity
Balance, December 31, 2021	5,450,000	$545	$225,467	$(136,521)	$89,491
Capital contributions	-	-	56,555	-	56,555
Net loss	-	-	-	(118,568)	(118,568)
Balance, December 31, 2022	5,450,000	$545	$282,022	$(255,089)	$27,478

	Common stock		Additional paid-in-	Accumulated	Total Stockholders’
	Shares	Amount	capital	Deficit	Equity
Balance, December 31, 2022	5,450,000	$545	$282,022	$(255,089)	$27,478
Capital contributions	-	-	286,471	-	286,471
Net loss	-	-	-	(277,386)	(277,386)
Balance, December 31, 2023	5,450,000	$545	$568,493	$(532,475)	$36,563

The accompanying notes are an integral part of the financial statements.

BLOCKCHAIN TRAINING ALLIANCE, INC.

STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31, 2023	December 31, 2022

Cash flows from operating activities:
Net income (loss)	$(277,386)	$(118,568)
Adjustments to reconcile net loss to net cash used in operations:
Change in operating assets and liabilities:
Accounts receivable	-	-
Accounts payable and accrued expenses	8,063	6,585
Net cash provided by/used in operating activities	(269,323)	(111,983)

Cash flows from financing activities:
Capital contributions	286,471	56,555
Proceeds from issuance of notes payable	97,500	34,000
Payments on notes payable	(107,015)	(24,485)
Net cash provided by financing activities	276,956	66,070

Net (decrease) increase in cash and cash equivalents	7,633	(45,913)
Cash and cash equivalents at the beginning of the period	7,426	53,339
Cash and cash equivalents at the end of the period	$15,059	$7,426

The accompanying notes are an integral part of the financial statements.

BLOCKCHAIN TRAINING ALLIANCE, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Blockchain Training Alliance, Inc., (“BTA”, or the Company) was organized in Delaware on February 26, 2018 with the mission of building Blockchain technology education strategically for corporate solutions. Training is delivered self-paced online, at clients location, and has globally recognized Certifications that are proctored online. The company is focused on helping current and future professionals through education and certification build the skills they need to implement Blockchain solutions.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of these financial statements. On a basis, the Company has incurred significant operating losses since inception.

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through notes payable and related party loans as an interim measure to finance working capital needs and may continue to raise additional capital through obtaining some short-term loans in order to fund its operations.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with the Financial Accounting Standards Board (“FASB”) “FASB Accounting Standard Codification™” (the “Codification”) which is the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to income taxes and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Cash and cash equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. On December 31, 2023, totaled $15,059.

Fair Value of Financial Instruments

The Company determines the fair value of its assets and liabilities based on the exchange price in U.S. dollars that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Company uses a fair value hierarchy with three levels of inputs, of which the first two are considered observable and the last unobservable, to measure fair value:

●	Level 1 — Quoted prices in active markets for identical assets or liabilities.

●	Level 2 — Inputs, other than Level 1, that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of financial instruments such as cash, and accounts payable and accrued liabilities, approximate the related fair values due to the short-term maturities of these instruments. The carrying values of our notes payable approximate their fair values because interest rates on these obligations are based on prevailing market interest rates.

The estimated fair value of assets and liabilities acquired in business combinations and reporting units and long-lived assets used in the related asset impairment tests utilize inputs classified as Level 3 in the fair value hierarchy.

The Company determines the fair value of contingent consideration based on a probability-weighted discounted cash flow analysis. The fair value remeasurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement as defined in the fair value hierarchy. In each period, the Company reassesses its current estimates of performance relative to the stated targets and adjusts the liability to fair value. Any such adjustments are included as a component of Other Income (Expense) in the Statements of Operations and Comprehensive Loss.

Income taxes

The Company adopts the ASC Topic 740, “Income Taxes “ regarding accounting for uncertainty in income taxes which prescribes the recognition threshold and measurement attributes for financial statement recognition and measurement of tax positions taken or expected to be taken on a tax return. In addition, the guidance requires the determination of whether the benefits of tax positions will be more likely than not sustained upon audit based upon the technical merits of the tax position. For tax positions that are determined to be more likely than not sustained upon audit, a company recognizes the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement in the financial statements. For tax positions that are not determined to be more likely than not sustained upon audit, a company does not recognize any portion of the benefit in the financial statements. The guidance provides for de-recognition, classification, penalties, and interest, accounting in interim periods and disclosure. For the years ended December 31, 2022, the Company did not have any interest and penalties associated with tax positions. As of December 31, 2022, the Company did not have any significant unrecognized uncertain tax positions.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits or that future deductibility is uncertain.

Recent Accounting Pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 2 – EQUITY

The Company was formed as an Corporation on February 26, 2018 with 10,000,000 partnership units authorized. As of December 31, 2023 there were 5,450,000 partnership units outstanding. Since inception there have been capital contributions of $343,026.

NOTE 3 – GOODWILL

The Company entered into a Stock Purchase Agreement (the “SPA”) effective as of March 24, 2021 with The Crypto Company, Inc. and its stockholders. On April 8, 2021, The Crypto Company, Inc. completed the acquisition of all of the issued and outstanding stock of BTA and BTA became a wholly owned subsidiary of the Company. At the closing, the Company delivered to the sellers a total of $600,000 in cash, promissory notes in the total principal amount of $150,000 bearing 1% interest per annum, and an aggregate of 201,439 shares of the Company’s common stock valued at $604,317, in accordance with the terms of the SPA. Additionally, the Company acquired $4,860 in cash from BTA.

As a result of the foregoing, BTA initially recorded goodwill of $-0-. The Company conducted a valuation study upon the closing of the acquisition of BTA. The final valuation report determined the amount goodwill to be attributable to BTA was $36,152.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

The Company had contractual commitments in the amount of $14,648 as of December 31, 2023.

NOTE 5 – INCOME TAXES

Due to the historical operating losses, the inability to recognize an income tax benefit, and the failure to file tax returns for numerous years, there is no provision for current or deferred federal or state income taxes for the period from inception through the period ended December 31, 2023. As of December 31, 2023 the Company had a accumulated deficit of $532,475, however, the amount of that loss that could be carried forward to offset future taxes is indeterminable.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued and has determined that it does not have any material subsequent events to disclose in these financial statements.

Subscription Agreement

BONDS

TECHNOLOGY CONVERGENCE COMPANY

(THE “COMPANY”)

Subscription Disclosures

THE SECURITIES SET FORTH HEREIN ARE BEING OFFERED PURSUANT TO SECTION 4(A)(6) OF THE SECURITIES ACT OF 1933. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT. NO PUBLIC MARKET EXISTS FOR THE SECURITIES, AND NO PUBLIC MARKET IS EXPECTED TO DEVELOP FOLLOWING THIS OFFERING.

ALTHOUGH AN OFFERING MEMORANDUM HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THAT OFFERING MEMORANDUM DOES NOT INCLUDE THE SAME INFORMATION THAT WOULD BE INCLUDED IN A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IT IS NOT REVIEWED IN ANY WAY BY THE SEC. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THE SUBSCRIPTION AGREEMENT OR ANY OTHER MATERIALS OR INFORMATION MADE AVAILABLE TO SUBSCRIBER IN CONNECTION WITH THIS OFFERING OVER THE WEB-BASED PLATFORM MAINTAINED BY DEALMAKER SECURITIES LLC (THE “INTERMEDIARY”). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIBERS ARE SUBJECT TO LIMITATIONS ON THE AMOUNT THEY MAY INVEST, AS SET OUT IN SECTION 4(d). THE COMPANY IS RELYING ON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY EACH SUBSCRIBER IN THIS SUBSCRIPTION AGREEMENT AND THE OTHER INFORMATION PROVIDED BY SUBSCRIBER IN CONNECTION WITH THIS OFFERING TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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PROSPECTIVE SUBSCRIBERS MAY NOT TREAT THE CONTENTS OF THE SUBSCRIPTION AGREEMENT, THE OFFERING MEMORANDUM OR ANY OF THE OTHER MATERIALS AVAILABLE ON THE INTERMEDIARY’S WEBSITE (COLLECTIVELY, THE “OFFERING MATERIALS”) OR ANY COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS AS INVESTMENT, LEGAL OR TAX ADVICE. IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. EACH PROSPECTIVE SUBSCRIBER SHOULD CONSULT THE SUBSCRIBER’S OWN COUNSEL, ACCOUNTANT AND OTHER PROFESSIONAL ADVISOR AS TO INVESTMENT, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING THE SUBSCRIBER’S PROPOSED INVESTMENT.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD- LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. SUBSCRIBERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE INFORMATION PRESENTED IN THE OFFERING MATERIALS WAS PREPARED BY THE COMPANY SOLELY FOR THE USE BY PROSPECTIVE SUBSCRIBERS IN CONNECTION WITH THIS OFFERING. NO REPRESENTATIONS OR WARRANTIES ARE MADE AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN ANY OFFERING MATERIALS, AND NOTHING CONTAINED IN THE OFFERING MATERIALS IS OR SHOULD BE RELIED UPON AS A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF THE COMPANY.

THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION AND FOR ANY REASON WHATSOEVER TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING AND/OR ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SECURITIES OR TO ALLOT TO ANY PROSPECTIVE SUBSCRIBER LESS THAN THE AMOUNT OF SECURITIES SUCH SUBSCRIBER DESIRES TO PURCHASE. EXCEPT AS OTHERWISE INDICATED, THE OFFERING MATERIALS SPEAK AS OF THEIR DATE. NEITHER THE DELIVERY NOR THE PURCHASE OF THE SECURITIES SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THAT DATE.

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1. Subscription.

a. The undersigned (“Subscriber”) represents and understands that the Company is offering up to $5,000,000 in bonds (“Securities”), which includes a 3% Investor Processing Fee, with interest ranging from 10.25% to 11.25% in a Regulation CF offering (the “Offering”) subject to the Company’s Form C SEC filing (the “Form C”) and Offering Statement (the “Offering Statement”) (collectively, the Offering Statement together with Form C, are the “Offering Documents”), each as may be amended. The Subscriber further understands that the Offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction. The Offering has a minimum amount raised target of $10,000.27, which includes a 3% Investor Processing Fee (the “Target Offering Amount”). The offering has a deadline to raise the Target Offering Amount by April 18, 2025, (the “Offering Deadline”).

b. This Subscription Agreement (this “Subscription Agreement”) relates to Subscriber’s agreement to purchase Securities in the amount set forth on the Signature Page hereto, to be issued by the Company, subject to the terms, conditions, acknowledgements, representations and warranties stated herein and in the Offering Documents for the sale of the Securities. Capitalized terms used but not defined herein shall have the meanings given to them in the Offering Documents.

c. Subject to the terms and conditions hereof and the provisions of the Offering Documents, Subscriber hereby subscribes for and agrees to purchase the Securities set forth on the signature page hereto in the aggregate purchase amount or price there indicated , which includes the 3% Investor Processing Fee (the “Total Purchase Price”), which is payable as described in Section 2.a. hereof. The Subscriber acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Subscription Agreement and the Offering Documents.

d. By executing this Subscription Agreement, Subscriber acknowledges that Subscriber has received this Subscription Agreement, a copy of the Offering Documents of the Company filed with the SEC and any other information required by the Subscriber to make an investment decision.

e. This Subscription may be accepted or rejected in whole or in part, at any time prior to April 18, 2025 (the “Closing Date”) by the Company in its sole discretion. In addition, the Company, at its sole discretion, may allocate to Subscriber only a portion of the number of Securities Subscriber has subscribed for. The Subscriber’s subscription shall be deemed to be accepted by the Company only when the Subscriber has received a confirmation of transaction notice from DealMaker Securities, LLC (the Intermediary”) through the DealMaker.tech transaction processing system (the “Platform”). Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. If Subscriber’s subscription is rejected, Subscriber’s payment (or portion thereof if partially rejected) will be returned to Subscriber without interest and all of Subscriber’s obligations hereunder shall terminate.

2. Purchase Procedure.

a. Payment. The Subscriber shall pay through the Platform the Total Purchase Price for the Securities simultaneously with the execution and delivery of the signature page of this Subscription Agreement, which signature and delivery may take place through digital online means.

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b. Escrow arrangements. Payment for the Securities shall be received by Enterprise Bank & Trust (the “Escrow Agent”) from the undersigned by transfer of immediately available funds or other means approved by the Company prior to the applicable Closing Date, in the amount as set forth in the Platform and in accordance with Enterprise Bank & Trust’s payment processing instructions. Subscriber agrees to be bound by the terms of service and privacy policies of the escrow agent. Upon such Closing, the Escrow Agent shall release such funds to the Company. The undersigned shall receive notice and evidence of the digital entry of the number of the Securities owned by undersigned reflected on the books and records of the Company or any transfer agent the Company, in its discretion, choses to maintain records of Securities ownership, which books and records shall bear a notation that the Securities were sold in reliance upon Regulation CF.

3. Representations and Warranties of the Company.

The Company represents and warrants to Subscriber that the following representations and warranties are true and complete in all material respects as of the Closing Date, except as otherwise indicated. For purposes of this Agreement, an individual shall be deemed to have “knowledge” of a particular fact or other matter if such individual is actually aware of such fact. The Company will be deemed to have “knowledge” of a particular fact or other matter if one of the Company’s current officers has, or at any time had, actual knowledge of such fact or other matter.

a. Organization and Standing. The Company is a Corporation duly formed, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

b. Eligibility of the Company to Make an Offering under Section 4(a)(6). The Company is eligible to make an offering under Section 4(a)(6) of the Securities Act and the rules promulgated thereunder by the SEC.

c. Issuance of the Securities. The issuance, sale and delivery of the Securities in accordance with this Subscription Agreement have been duly authorized by all necessary corporate actions on the part of the Company. The Securities, when so issued, sold and delivered against payment thereof in accordance with the provisions of this Subscription Agreement, will be duly and validly issued, fully paid and non- assessable.

d. Authority for Agreement. All action on the part of the Company necessary for the authorization of this Subscription Agreement, the performance of all obligations of the Company hereunder at a Closing and the authorization, sale, issuance and delivery of the Securities pursuant hereto has been taken or will be taken prior to the applicable Closing.

The execution and delivery by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Securities) are within the Company’s powers and have been duly authorized by all necessary corporate action on the part of the Company. Upon full execution hereof, this Subscription Agreement shall constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal or state securities laws.

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e. Financial statements. Complete copies of the Company’s financial statements consisting of the statement of financial position of the Company as of December 31, 2023, and December 31, 2022 and the related consolidated statements of income and cash flows for the two-year period then ended or since inception (the “Financial Statements”) have been made available to the Subscriber and appear in the Offering Statement. The Financial Statements are based on the books and records of the Company and fairly present the financial condition of the Company as of the respective dates they were prepared and the results of the operations and cash flows of the Company for the periods indicated. The Financial Statements comply with the requirements of Rule 201 of Regulation Crowdfunding, as promulgated by the SEC.

f. Proceeds. The Company shall use the proceeds from the issuance and sale of the Securities as set forth in the Offering Documents.

4. Representations and Warranties of Subscriber. By executing this Subscription Agreement, Subscriber represents and warrants, which representations and warranties are true and complete in all material respects as of the date of the Subscriber’s respective Closing Date:

a. Requisite Power and Authority. Such Subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Subscription Agreement and other agreements required hereunder and to carry out their provisions. All action on Subscriber’s part required for the lawful execution and delivery of this Subscription Agreement and other agreements required hereunder have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Subscription Agreement and other agreements required hereunder will be valid and binding obligations of Subscriber, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

b. Investment Representations. Subscriber understands that the Securities have not been registered under the Securities Act. Subscriber also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon Subscriber’s representations contained in this Subscription Agreement.

c. Illiquidity and Continued Economic Risk. Subscriber acknowledges and agrees that there is no ready public market for the Securities and that there is no guarantee that a market for their resale will ever exist. Subscriber must bear the economic risk of this investment indefinitely and the Company has no obligation to list the Securities on any market or take any steps (including registration under the Securities Act or the Securities Exchange Act of 1934, as amended) with respect to facilitating trading or resale of the Securities. Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber’s entire investment in the Securities. Subscriber also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Securities.

d. Residency. The Subscriber is a resident of the state disclosed and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

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e. Reliance. The Subscriber has received a copy of the Offering Documents. The Subscriber has not been furnished any offering literature other than the Offering Documents and has relied only on the information contained therein. The Subscriber confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Offering Documents or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Subscriber in deciding to invest in the Securities. Moreover, the Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in the Offering Documents shall not be considered investment advice or a recommendation to purchase the Securities.

f. Risks. The Subscriber understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the Offering Documents. The Subscriber represents that it is able to bear any loss associated with an investment in the Securities.

g. Availability of Information. The Subscriber is familiar with the business and financial condition and operations of the Company, all as generally described in the Offering Documents. The Subscriber has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities. The Subscriber understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

h. Subscriber’s Representations and Warranties. The Subscriber understands that each of the Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date, taking into account all information received by the Subscriber.

i. Right to Abandon Offering. The Subscriber acknowledges that the Subscriber has the right in its sole and absolute discretion to abandon the Offering at any time prior to the completion of the Offering. This Subscription Agreement shall thereafter have no force or effect and the Subscriber shall return the previously paid Total Purchase Price of the Securities, without interest thereon, to the Subscriber.

j. No Guarantees. The Subscriber confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for the Subscriber.

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k. No Resale. The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Subscriber understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. In addition the Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing; and (B) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions and any restrictions set forth in the Offering Documents.

l. Investment Limits. Subscriber represents that either:

i.	Either of Subscriber’s net worth or annual income is less than $124,000, and that the amount it is investing pursuant to this Subscription Agreement, together with all other amounts invested in offerings under Section 4(a)(6) of the Securities Act within the previous 12 months, is either less than (A) 5% of the greater of its annual income or net worth, or (B) $2,500; or

ii.	Both of Subscriber’s net worth and annual income are more than $124,000, and that the amount it is investing pursuant to this Subscription Agreement, together with all other amounts invested in offerings under Section 4(a)(6) of the Securities Act within the previous 12 months, is less than 10% of the greater of its annual income or net worth, and does not exceed $124,000.

m. Company Information. Subscriber has read the Offering Statement. Subscriber understands that the Company is subject to all the risks that apply to early-stage companies, whether or not those risks are explicitly set out in the Offering Circular. Subscriber has had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment. Subscriber acknowledges that except as set forth herein, no representations or warranties have been made to Subscriber, or to Subscriber’s advisors or representative, by the Company or others with respect to the business or prospects of the Company or its financial condition.

n. Foreign Subscribers. If Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, sale, or transfer of the Securities. Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

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6. Indemnity. The representations, warranties and covenants made by the Subscriber herein shall survive the closing of this Subscription Agreement. The Subscriber agrees to indemnify and hold harmless the Company and its respective officers, directors and affiliates, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all reasonable attorneys’ fees, including attorneys’ fees on appeal) and expenses reasonably incurred in investigating, preparing or defending against any false representation or warranty or breach of failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

7. Governing Law; Jurisdiction. This Subscription Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

EACH OF THE SUBSCRIBER AND THE COMPANY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN DELAWARE AND NO OTHER PLACE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS SUBSCRIPTION AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE SUBSCRIBERS AND THE COMPANY ACCEPTS FOR ITSELF AND HIMSELF AND IN CONNECTION WITH ITS AND HIS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT. EACH OF SUBSCRIBERS AND THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN THE MANNER AND IN THE ADDRESS SPECIFIED IN SECTION 10 AND THE SIGNATURE PAGE OF THIS SUBSCRIPTION AGREEMENT.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT. IN THE EVENT OF LITIGATION, THIS SUBSCRIPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

28

8. Notices. Notice, requests, demands and other communications relating to this Subscription Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; or (b) mailed by registered or certified mail, postage prepaid, return receipt requested, in the third day after the posting thereof; or (c) emailed, on the date of such delivery to the address of the respective parties as shown on the signature page hereto or to such other address as may be specified by written notice from time to time by the party entitled to receive such notice.

9. Miscellaneous.

i.	All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

ii.	This Subscription Agreement is not transferable or assignable by Subscriber.

iii.	The representations, warranties and agreements contained herein shall be deemed to be made by and be binding upon Subscriber and its heirs, executors, administrators and successors and shall inure to the benefit of the Company and its successors and assigns.

iv.	All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing Date, (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the Subscriber and (iii) the death or disability of the Subscriber.

v.	None of the provisions of this Subscription Agreement may be waived, changed or terminated orally or otherwise, except as specifically set forth herein or except by a writing signed by the Company and Subscriber.

vi.	In the event any part of this Subscription Agreement is found to be void or unenforceable, the remaining provisions are intended to be separable and binding with the same effect as if the void or unenforceable part were never the subject of agreement.

vii.	The invalidity, illegality or unenforceability of one or more of the provisions of this Subscription Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Subscription Agreement in such jurisdiction or the validity, legality or enforceability of this Subscription Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

viii.	This Subscription Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

ix.	The terms and provisions of this Subscription Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

x.	The headings used in this Subscription Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

xi.	This Subscription Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

xii.	No failure or delay by any party in exercising any right, power or privilege under this Subscription Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[SIGNATURE PAGE FOLLOWS]

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Technology Convergence Company

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned, desiring to purchase Bonds of Technology Convergence Company by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement.

The Securities being subscribed for will be owned by, and should be recorded on the Corporation's books as follows:

Full legal name of Subscriber (including middle name(s), for individuals):

(Name of Subscriber)

By:
(Authorized Signature)

(Official Capacity or Title, if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber's Residential Address, including Province/State and Postal/Zip Code)

Taxpayer Identification Number

(Telephone Number)

(Offline Investor)
(E-Mail Address)

Number of securities: **Bonds**
Aggregate Subscription Price: **$0.00 USD**

TYPE OF OWNERSHIP:

If the Subscriber is individual:

☐ Individual

☐ Joint Tenant

☐ Tenants in Common

☐ Community Property

If the Subscriber is not an individual:

If interests are to be jointly held:

Name of the Joint Subscriber:

Social Security Number of the Joint Subscriber:

Check this box if the securities will be held in a custodial account: ☐

Type of account:

EIN of account:

Address of account provider:

ACCEPTANCE

The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated as of

Technology Convergence Company

By:

Authorized Signing Officer

U.S. INVESTOR QUESTIONNAIRE

EITHER (i) The undersigned is an accredited investor (as that term is defined in Regulation D under the Securities Act because the undersigned meets the criteria set forth in the following paragraph(s) of the U.S Investor Questionnaire attached hereto): ☐

OR (ii) The aggregate subscription price of 0.00 USD (together with any previous investments in the Securities pursuant to this offering) does not exceed the Investor's limit of 0.00 in this offering, not the Investor's total limit for investment in offerings under rule Section 4(a)(6) of the Securities Act of 1933, as amended, being Regulation CF in the last 12 months.

Aggregate subscription price invested in this offering: 0.00 USD

The Investor either has ☐ or has not ☐ invested in offerings under Section 4(a)(6) of the Securities Act of 1933, as amended, being Regulation CF in the last 12 months prior to this offering. If yes, the total amount the Investor has invested in offerings under Section 4(a)(6) of the Securities Act of 1933, as amended, being Regulation CF in the last 12 months prior to this offering is: USD

The Investor's investment limit for this offering is: 0.00USD

The Investor's investment limit for all offerings under Section 4(a)(6) of the Securities Act of 1933, as amended, being Regulation CF in the last 12 months, including this offering is: 0.00USD

The Investor's net worth (if not an accredited investor): USD

The Investor's income (if not an accredited investor): USD

If selected (i) above, the Investor hereby represents and warrants that that the Investor is an Accredited Investor, as defined by Rule 501 of Regulation D under the Securities Act of 1933, and Investor meets at least one (1) of the following criteria (initial all that apply) or that Investor is an unaccredited investor and meets none of the following criteria (initial as applicable):

☐A bank, as defined in Section 3(a)(2) of the U.S. Securities Act;
a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity;
a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; An investment company registered under the United States Investment Company Act of 1940; or A business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958;A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are Accredited Investors;

☐A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐The Investor is either (i) a corporation, (ii) an organization described in Section 501(c)(3) of the Internal Revenue Code, (iii) a trust, or (iv) a partnership, in each case not formed for the specific purpose of acquiring the securities offered, and in each case with total assets in excess of US$5,000,000;

☐a director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐The Investor is a natural person (individual) whose own net worth, taken together with the net worth of the Investor's spouse or spousal equivalent, exceeds US$1,000,000, excluding equity in the Investor's principal residence unless the net effect of his or her mortgage results in negative equity, the Investor should include any negative effects in calculating his or her net worth;

☐The Investor is a natural person (individual) who had an individual income in excess of US$200,000 (or joint income with the Investor spouse or spousal equivalent in excess of US$300,000) in each of the two previous years and who reasonably expects a gross income of the same this year;

☐A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the U.S. Securities Act;

☐The Investor is an entity as to which all the equity owners are Accredited Investors. If this paragraph is initialed, the Investor represents and warrants that the Investor has verified all such equity owners' status as an Accredited Investor.

☐a natural person who holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65);

☐An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

☐An investment adviser relying on the exemption from registering with tthe SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940; or

☐A rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐An entity, of a type not listed herein, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐A "family office," as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1):
(i) With assets under management in excess of $5,000,000,
(ii) That is not formed for the specific purpose of acquiring the securities offered, and
(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐A "family client," as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in category 23 above and whose prospective investment in the issuer is directed by such family office as referenced above;

☐A natural person who is a "knowledgeable employee," as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of such Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of such Act;

☐A corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities, with total assets of more than US$5 million; or

☐The Investor is not an Accredited Investor and does not meet any of the above criteria.

DATED:

INVESTOR:

(Print Full Name of Entity or Individual)

By:

(Signature)

Name:

(If signing on behalf of entity)

Title:

(If signing on behalf of entity)

DEALMAKER

AML Certificate

By executing this document, the client certifies the following:

If an Entity:
1. I am the of the Entity, and as such have knowledge of the matters certified to herein;

2. the Entity has not taken any steps to terminate its existence, to amalgamate, to continue into any other jurisdiction or to change its existence in any way and no proceedings have been commenced or threatened, or actions taken, or resolutions passed that could result in the Entity ceasing to exist;

3. the Entity is not insolvent and no acts or proceedings have been taken by or against the Entity or are pending in connection with the Entity, and the Entity is not in the course of, and has not received any notice or other communications, in each case, in respect of, any amalgamation, dissolution, liquidation, insolvency, bankruptcy or reorganization involving the Entity, or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer with respect to all or any of its assets or revenues or of any proceedings to cancel its certificate of incorporation or similar constating document or to otherwise terminate its existence or of any situation which, unless remedied, would result in such cancellation or termination;

4. the Entity has not failed to file such returns, pay such taxes, or take such steps as may constitute grounds for the cancellation or forfeiture of its certificate of incorporation or similar constating document;

5. **if required, the documents uploaded to the DealMaker portal** are true certified copies of the deed of trust, articles of incorporation or organization, bylaws and other constating documents of the Entity including copies of corporate resolutions or by-laws relating to the power to bind the Entity;

6. The Client is the following type of Entity:

7. The names and personal addresses as applicable for the entity in **Appendix 1** are accurate.

All subscribers:

DealMaker Account Number: (Offline Investor)

If I elect to submit my investment funds by an electronic payment option offered by DealMaker, I hereby agree to be bound by DealMaker's Electronic Payment Terms and Conditions (the "Electronic Payment Terms"). I acknowledge that the Electronic Payment Terms are subject to change from time to time without notice.
Notwithstanding anything to the contrary, an electronic payment made hereunder will constitute unconditional acceptance of the Electronic Payment Terms, and by use of the credit card or ACH/EFT payment option hereunder, I: (1) authorize the automatic processing of a charge to my credit card account or debit my bank account for any and all balances due and payable under this agreement; (2) acknowledge that there may be fees payable for processing my payment; (3) acknowledge and agree that I will not initiate a chargeback or reversal of funds on account of any issues that arise pursuant to this investment and I may be liable for any and all damages that could ensue as a result of any such chargebacks or reversals initiated by myself.

DATED:

INVESTOR:

(Print Full Name of Investor)

By:

(Signature)

Name of Signing Officer (if Entity):

Title of Signing Officer (if Entity):

Appendix 1 - Subscriber Information

For the Subscriber and Joint Holder (if applicable)

Name	Address	Date of Birth (if an Individual)	Taxpayer Identification Number

For a Corporation or entity other than a Trust (Insert names and addresses below or attach a list)

1. One Current control person of the Organization:

Name	Address	Date of Birth	Taxpayer Identification Number

2. Unless the entity is an Estate or Sole Proprietorship, list the Beneficial owners of, or those exercising direct or indirect control or direction over, more than 25% of the voting rights attached to the outstanding voting securities or the Organization:

Name	Address	Date of Birth	Taxpayer Identification Number

For a Trust (Insert names and addresses or attach a list)

1. Current trustees of the Organization:

Name	Address	Date of Birth	Taxpayer Identification Number

<u>Self-Certification of Trustee</u>

Instructions: This form is intended to be used by a trustee, representing a trust who is an investor in Technology Convergence Company's offering.

I certify that:

1. I, , am the trustee of the ("Trust") (the "**Trustee**")

2. On or about , on behalf of the Trust, the Trustee executed a subscription agreement to purchase securities in Technology Convergence Company's offering;

3. As the Trustee, I have the authority to execute all Trust powers. Among other things, the Trust allocates to the Trustee the power to invest Trust funds for the benefit of the Trust by purchasing securities in private or public companies, regardless of the suitability of the investment for the Trust ("**Trust Investment**").

4. With respect to Trust Investments, the Trustee is the only person required to execute subscription agreements to purchase securities.

I certify that the above information is accurate and truthful as of the date below.

Trustee Name: on behalf of

Signature of Client:

Date of Signature:

Video Script / Version: 0.1 **/ Date:** 18/04/2024

Technology Convergence Company | TCC001Video 1 | Transcript

Transcript

<Title Scene>

<On Screen Text>
Technology Convergence Company (Tech CC) Bond

<Voiceover>
At Technology Convergence Company, we're not just forecasting the future - we're creating it.

<Voiceover>
Positioned at the intersection of innovation and education, we offer a unique investment

<On Screen Text>
Innovation Education

<Voiceover>
opportunity, where you can help us shape the industries of tomorrow.

<On Screen Text>
Shape the Future

<Voiceover>
TCC is seeking investors to lend money to the Company for growth.

In return, you have the potential to earn annual interest for up to five years.

<On Screen Text>
Interest paid Annually

<Voiceover>
TCC is offering 10.25% Annual Interest. Alternatively, you could qualify for up to 11.25% if you invest either within the first 30 days, or $5,000 or more after 30 days.

<On Screen Disclaimer>
Subject to terms of the perk listed in the Form C, Offering Statement.

<On Screen Text>
Earn up to 11.25% Annually

<Voiceover>
Educating innovators and transforming industries, TCC is positioned to capitalize on AI, Blockchain and the latest digital innovations.

<On Screen Text>
Powering Digital Expansion

<Voiceover>
This investment is intended to enhance economic growth in the digital innovation industry, create American jobs, and improve tech literacy.

<On Screen Text>
Enhance Economic Growth
Create American Jobs
Improve tech Literacy

<Voiceover>
Unlock the power of our high-return bond.

<On Screen Text>
High-Return Bond

<Voiceover>
You only need $750 to invest,

<On Screen Text>
Min. $750

<Voiceover>
and anyone investing over $1000 will also receive a $500 TCC course coupon.

<On Screen Text>
Free Education

<Voiceover>
Bonds are a tried-and-tested way to earn an income while enhancing overall returns.

<On Screen Text>

DIGITONIC

Potential Income

<Voiceover>
Now you have a chance to benefit from this high-yield bond offering.

<On Screen Text>
Lead the Tech Revolution

<Voiceover>
Learn more at bond.techcc.co.

Invest in a TCC bond today.

<On Screen Text>
http://bond.techcc.co
Invest in a TCC bond today.

<Video Disclaimer>

This information has been prepared solely for the purpose of providing a preliminary introduction to the opportunity described herein to assist parties in deciding whether they wish to proceed with a further review of this opportunity.

Information, forward looking statements, and financial information contained herein has been obtained from management of Technology Convergence Company and other sources which are deemed reliable, but no representations or warranties are made by Technology Convergence Company or the placement agent or any of their respective affiliates, employees or representatives as to the accuracy or completeness of such information. Recipient must verify this information independently, and represents that it has not relied on Technology Convergence Company with respect thereto.

Except as otherwise expressly indicated, this video speaks as of the date hereof. Neither Technology Convergence Company nor the placement agent undertakes any obligation to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material.

This video is not an offering document, and does not constitute an offer or invitation to apply for securities under any law. In particular, this video shall not form the basis of or be relied on in connection with any contract or commitment whatsoever.